SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): December 10, 2003


                          Bond Securitization, L.L.C.
                       Bond Securitization Trust 2003-1


                          BOND SECURITIZATION, L.L.C.
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            (Exact name of registrant as specified in its charter)

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
                  Delaware                                333-87146                            36-4449120
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       (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
                Incorporation)                           File Number)

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                               1 Bank One Plaza
                            Chicago, Illinois 60670
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (312) 732-4000
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Item 5.  Other Events.
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     On December 10, 2003, Bond Securitization, L.L.C, as depositor,
Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. National Association, as trustee, entered into a pooling and servicing agreement dated as of November 1, 2003 (the "Pooling and Servicing Agreement") providing for the issuance of the Bond Securitization Asset-Backed Certificates, Series 2003-1. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.




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Item 7.  Financial Statements, Pro Forma Financial
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       Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1  Pooling and Servicing Agreement.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOND SECURITIZATION, L.L.C.



                                            By:      /s/ John Heeger
                                                ------------------------
                                                Name:    John Heeger
                                                Title:   Vice President



Dated:  December 10, 2003




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Exhibit Index
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Exhibit                                                                   Page
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4.1  Pooling and Servicing Agreement dated as of November 1, 2003.           7